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                                                  (RIVERSOURCE INVESTMENTS LOGO)

                      PROSPECTUS SUPPLEMENT -- JUNE 3, 2009

RIVERSOURCE SMALL CAP ADVANTAGE FUND (PROSPECTUS DATED MAY 29, 2009) S-6427-99 P

At a Special Meeting of Shareholders held on June 2, 2009, shareholders of RiverSource Small Cap Advantage Fund approved the merger of RiverSource Small Cap Advantage Fund into Seligman Smaller-Cap Value Fund, a fund that seeks long-term capital appreciation. The merger is expected to take place in the third quarter of 2009.

For more information about Seligman Smaller-Cap Value Fund, please call 1-800-221-2450 for a prospectus.

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S-6427-4 C (6/09)